EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     Richard Bacon
                                                     Director







Subscribed  and sworn to before me this  28th day of  January,  1997 by  Richard
Bacon.


                                                     Martha Murray
                                                     Notary Public

My Commission Expires:
11-19-00

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     E. R. Brooks
                                                     Director







Subscribed and sworn to before me this 28th day of January, 1997 by E. R.
Brooks.


                                                     Martha Murray
                                                     Notary Public

My Commission Expires:
11-19-00

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     Paul J. Brower
                                                     Director







Subscribed and sworn to before me this 28th day of January, 1997 by Paul J. Brower.


                                                     Martha Murray
                                                     Notary Public

My Commission Expires:
11-19-00

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     Glenn Files
                                                     Director







Subscribed and sworn to before me this 28th day of January, 1997 by Glenn Files.


                                                     L. J. Jimmerson
                                                     Notary Public

My Commission Expires:
May 11, 2000

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     Tommy Morris
                                                     Director







Subscribed  and  sworn to  before  me this  28th day of  January,  1997 by Tommy
Morris.


                                                     Martha Murray
                                                     Notary Public

My Commission Expires:
11-19-00

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 31st day of January, 1997.


                                                     Dian G. Owen
                                                     Director







Subscribed and sworn to before me this 31st day of January, 1997 by Dian G.
Owen.

                                                     Diane K. Nichols
                                                     Notary Public

My Commission Expires:
2-14-99

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     James Parker
                                                     Director







Subscribed  and  sworn to  before  me this  28th day of  January,  1997 by James
Parker.

                                                     Martha Murray
                                                     Notary Public

My Commission Expires:
11-19-00

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 2nd day of February, 1997.


                                                     Ted Steans
                                                     Director







Subscribed and sworn to before me this 2nd day of February, 1997 by Ted Steans.


                                                     Diane John
                                                     Notary Public

My Commission Expires:
October 28, 1997

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of West Texas Utilities Company (the "Company"), hereby makes, constitutes and appoints Floyd W. Nickerson and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     F. L. Stephens
                                                     Director







Subscribed and sworn to before me this 28th day of January, 1997 by F. L. Stephens.

                                                     Martha Murray
                                                     Notary Public

My Commission Expires:
11-19-00